Supplement dated August 3, 2011
To the Prospectuses dated May 1, 2011, as amended, for

Corporate Executive Series Variable Universal Life (CorpExec VUL II-V)
Corporate Executive Series Variable Universal Life (CorpExec VUL VI)
Corporate Executive Accumulator Variable Universal Life
NYLIAC Corporate Sponsored Variable Universal Life

Investing in

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This supplement amends the May 1, 2011 prospectuses (the “Prospectuses”) for the above referenced New York Life variable universal life policies. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note the subadviser change for the MainStay VP International Equity Portfolio (the “Portfolio”).

Keeping this purpose in mind, please note the following:

MainStay VP International Equity Portfolio

As of July 1, 2011, all references in the Prospectuses to MacKay Shields LLC or MacKay as a subadviser to the Portfolio are hereby deleted and replaced with Madison Square Investors LLC or MSI. New York Life Investment Management LLC will continue to serve as the investment adviser for the Portfolio.

New York Life Insurance and Annuity Corporation
(A Delaware Corporation)
51 Madison Avenue
New York, New York 10010